SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          WORLD INVESTMENT SERIES, INC.

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[   ]   Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------





i

                                   WORLD INVESTMENT SERIES, INC.

                                 Federated Asia Pacific Growth Fund
                                  Federated Emerging Markets Fund

                                   Federated European Growth Fund
                                Federated Global Equity Income Fund

                              Federated Global Financial Services Fund
                                Federated International Growth Fund

                              Federated International High Income Fund
                             Federated International Small Company Fund

                                Federated Latin American Growth Fund
                                    Federated World Utility Fund

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE COMPANY AVOID ADDITIONAL EXPENSE.

World Investment Series, Inc. (the "Company"), which consists of ten portfolios or series, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated Global Equity Income Fund, Federated Global Financial Services Fund, Federated International Growth Fund, Federated International High Income Fund, Federated International Small Company Fund, Federated Latin American Growth Fund and Federated World Utility Fund (individually, a "Fund" and collectively, the "Funds"), will hold a special meeting of shareholders of the Funds on November 18, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As a shareholder, you have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Directors and changes to the Funds' fundamental investment policies. The Board also recommends an amendment to the Articles of Incorporation.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

The Funds are devoted to serving the needs of their shareholders, and the Board is responsible for managing the Company's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Company, if applicable.

WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Company's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY IS THE BOARD RECOMMENDING AN AMENDMENT TO THE ARTICLES OF INCORPORATION?

The Articles organizing the Company were prepared five years ago. Since then, developments in the investment company industry and changes in the law have resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Company to benefit from these developments.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Company time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.



                                   PRELIMINARY

                          WORLD INVESTMENT SERIES, INC.

                       Federated Asia Pacific Growth Fund

                         Federated Emerging Markets Fund

                         Federated European Growth Fund

                       Federated Global Equity Income Fund

                    Federated Global Financial Services Fund

                       Federated International Growth Fund

                    Federated International High Income Fund

                   Federated International Small Company Fund

                      Federated Latin American Growth Fund

                          Federated World Utility Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 18, 1999

               A special meeting of the shareholders of Federated Asia Pacific Growth Fund (the "Asia Fund"), Federated Emerging Markets Fund (the "Emerging Markets Fund"), Federated European Growth Fund (the "European Fund"), Federated Global Equity Income Fund (the "Equity Fund"), Federated Global Financial Services Fund (the "Financial Services Fund"), Federated International Growth Fund (the "Growth Fund"), Federated International High Income Fund (the "Income Fund"), Federated International Small Company Fund (the "Small Company Fund"), Federated Latin American Growth Fund (the "Latin American Fund") and Federated World Utility Fund (the "Utility Fund") (individually referred to as a "Fund," and collectively referred to as the "Funds"), portfolios of World Investment Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 18, 1999 to consider proposals:

                  (1) To elect seven Directors.

                  (2) To make changes to the Funds' fundamental investment policies:

                      (a) To amend the Funds' fundamental investment policies regarding diversification (each Fund EXCEPT the Equity Fund, the Financial Services Fund and the Growth Fund);

                      (b) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                      (c) To amend the Funds' fundamental investment policies regarding investments in real estate;

                      (d) To amend the Funds' fundamental investment policies regarding investments in commodities;

                      (e) To amend the Funds' fundamental investment policies regarding underwriting securities;

                      (f) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                      (g) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                      (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin; and

                      (i) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets.

                  (3) To eliminate the Funds' fundamental investment policies regarding selling securities short (each Fund EXCEPT the Utility Fund).

                  (4) To approve an amendment to the Company's Articles of
                      Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed September 7, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

September 24, 1999

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING........................

ELECTION OF SEVEN DIRECTORS.................................................

ABOUT THE ELECTION OF DIRECTORS.............................................

DIRECTORS STANDING FOR ELECTION.............................................

NOMINEES NOT PRESENTLY SERVING AS DIRECTORS.................................

APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT

    POLICIES................................................................

APPROVAL OF THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL
    INVESTMENT POLICIES PERTAINING TO SELLING SECURITIES SHORT .............

APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.........

INFORMATION ABOUT THE COMPANY...............................................

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...........................

SHARE OWNERSHIP OF THE DIRECTORS............................................

DIRECTOR COMPENSATION.......................................................

OFFICERS AND INCUMBENT DIRECTORS OF THE COMPANY.............................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY................


                                   PRELIMINARY

                                 PROXY STATEMENT

                          WORLD INVESTMENT SERIES, INC.

                       FEDERATED ASIA PACIFIC GROWTH FUND

                         FEDERATED EMERGING MARKETS FUND

                         FEDERATED EUROPEAN GROWTH FUND

                       FEDERATED GLOBAL EQUITY INCOME FUND

                    FEDERATED GLOBAL FINANCIAL SERVICES FUND

                       FEDERATED INTERNATIONAL GROWTH FUND

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

                   FEDERATED INTERNATIONAL SMALL COMPANY FUND

                      FEDERATED LATIN AMERICAN GROWTH FUND

                          FEDERATED WORLD UTILITY FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

        The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"), which presently consists of ten series or portfolios: Federated Asia Pacific Growth Fund (the "Asia Fund"), Federated Emerging Markets Fund (the "Emerging Markets Fund"), Federated European Growth Fund (the "European Fund"), Federated Global Equity Income Fund (the "Equity Fund"), Federated Global Financial Services Fund (the "Financial Services Fund"), Federated International Growth Fund (the "Growth Fund"), Federated International High Income Fund (the "Income Fund"), Federated International Small Company Fund (the "Small Company Fund"), Federated Latin American Growth Fund (the "Latin American Fund") and Federated World Utility Fund (the "Utility Fund") (individually referred to as a "Fund," and collectively referred to as the "Funds"). The proxies will be voted at the special meeting of shareholders of the Company to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Company. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Company or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Company may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the proposed changes recommended in the investment policies of the Funds, and the proposed amendment to the Company's Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 24, 1999, to shareholders of record at the close of business on September 7, 1999 (the "Record Date"). On the Record Date, the Funds had outstanding the following number of shares of common stock:

        Asia Fund                                           _____________ shares
        Emerging Markets Fund                               _____________ shares
        European Fund                                       _____________ shares
        Equity Fund                                         _____________ shares
        Financial Services Fund                             _____________ shares
        Growth Fund                                         _____________ shares
        Income Fund                                         _____________ shares
        Small Company Fund                                  _____________ shares
        Latin American Fund                                 _____________ shares
        Utility Fund

        The Funds' annual reports, which include audited financial statements for each Fund for the fiscal year ended November 30, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended May 31, 1999, were also previously mailed to shareholders. The Company will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for a Fund may be made by writing to the Company's principal executive offices or by calling the Company. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Company's toll-free telephone number is 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF SEVEN DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Company. Messrs. Bigley, Constantakis, Mansfield and Murray are presently serving as Directors. If elected by shareholders, it is anticipated that Messrs. Cunningham, Donahue and Walsh will assume their responsibilities as Directors on January 1, 2000. Please see "ABOUT THE ELECTION OF DIRECTORS" below for current information about the Nominees, and "OFFICERS AND INCUMBENT DIRECTORS OF THE COMPANY" in this Proxy Statement for information about the Directors who have previously been elected by shareholders. It is currently anticipated that each of the previously elected Directors will continue to serve as Directors following the Special Meeting, except as otherwise provided on this Proxy Statement.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Mansfield were appointed Directors on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Donahue and Walsh are being proposed for election as Directors to fill vacancies anticipated to result from the resignations of three current Directors. If Messrs. Cunningham, Donahue and Walsh are elected as Directors, it is anticipated that Messrs. Richard B. Fisher, Edward L. Flaherty and Wesley W. Posvar will resign as Directors of the Company.

        All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Funds at the Special Meeting. The seven individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected Directors.

        If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Company. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION

                    TO THE BOARD OF DIRECTORS OF THE COMPANY

ABOUT THE ELECTION OF DIRECTORS

        Maryland law does not require the election of the Company's Directors each year, and shareholders should anticipate that, prior to the election of successor Directors, incumbent Directors will hold office during the lifetime of the Company, except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Company. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

        Set forth below is a listing of: (i) Directors standing for election, and (ii) the Nominees standing for election who are not presently serving as Directors, along with their addresses, birthdates, present positions with the Company, if applicable, and principal occupations during the past five years:

DIRECTORS STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate:  February 3, 1934

Director

Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Director

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Director

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate:  December 20, 1932

Director

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

NOMINEES NOT PRESENTLY SERVING AS DIRECTORS

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc., Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

                        APPROVAL OF CHANGES TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #2(A) TO #2(I) AND #3.

        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

        After the Company was formed in 1994, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

        The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.


                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES
Who must approve changes in   Board of Directors and              Board of Directors
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by
                                                                  action of the Board of
                                                                  Directors

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished
                              holding a meeting of                by action of the Board of
                              shareholders                        Directors



        The recommended changes are specified below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each Proposal for each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF DIRECTORS OF THE COMPANY DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENTS IN THE FUNDS. NOR DOES THE BOARD OF DIRECTORS ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED.

        The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

             PROPOSAL #2(A): TO AMEND THE EQUITY FUND'S FUNDAMENTAL

                   INVESTMENT POLICY REGARDING DIVERSIFICATION

THIS PROPOSAL PERTAINS TO EACH FUND EXCEPT THE EQUITY FUND, THE FINANCIAL SERVICES FUND AND THE GROWTH FUND.

        Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

        EACH FUND EXCEPT THE UTILITY FUND:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer."

        UTILITY FUND:

        "With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, and the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer."

        In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Directors propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The restated policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

        Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification for each Fund will be amended as follows:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

        In the case of the Equity Fund, the Financial Services Fund and the Growth Fund, each Fund is presently subject to a fundamental investment policy regarding diversification that states:

        "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and it will not acquire more than 10% of the outstanding voting securities of that issuer."

        The Board has determined that the standardized diversification policy that is proposed to be adopted by the Funds will not constitute a change in the meaning of the diversification policies already adopted by the Equity Fund, the Financial Services Fund and the Growth Fund. As a consequence, the Board has concluded that a shareholder vote for these latter three Funds to adopt the standardized diversification policy is unnecessary, and therefore, the Funds will operate under the new standardized diversification policy.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(B): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires each Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Funds' ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

        Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

        EACH FUND EXCEPT THE UTILITY FUND:

        "The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, and except to the extent that the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding."

        UTILITY FUND:

        "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings exceed 5% of the value of its total assets are outstanding."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowings when the amount of the borrowings are added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

        The borrowing restrictions of the Funds permit borrowing only as a temporary, extraordinary or emergency measure, and restrict the purchase of any new securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not presently intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(C): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, each Fund's policy concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate which state:

        ASIA FUND:

        "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate."

        EMERGING MARKETS FUND, EUROPEAN FUND, EQUITY FUND, GROWTH FUND, INCOME FUND, SMALL COMPANY FUND AND LATIN AMERICAN FUND:

        "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        FINANCIAL SERVICES FUND:

        "The Fund will not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

        UTILITY FUND:

        "The Fund will not invest in real estate or real estate limited partnerships, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein."

        The proposed fundamental investment policy will not permit a Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policies of the Funds governing investments in real estate by each Fund will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(D): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN COMMODITIES

        Under the 1940 Act, a Fund's policy concerning investments in commodities must be fundamental. The Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities, commodity contracts or commodities futures contracts which provide:

        EACH FUND EXCEPT THE UTILITY FUND:

        "The Fund will not invest in commodities, except that the Fund reserves the right to engage in transactions involving futures contracts, options, and forward contracts with respect to securities, securities indexes or currencies."

        UTILITY FUND:

        "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Fund may purchase or sell forward contracts with respect to foreign securities or currencies."

        Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

        The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectuses or statements of additional information. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

        Upon shareholder approval, the standardized fundamental investment policy governing investments in commodities for each Fund will state:

        "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(E): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                   POLICIES REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, each Fund's policy relating to underwriting is required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers that states:

        EACH FUND EXCEPT THE UTILITY FUND:

        "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

        UTILITY FUND:

        "The Fund will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

This does not constitute a substantive change in the Funds' fundamental policies. Rather, it reflects a restatement to the standardized language now to be used by the Federated Funds, and is submitted to shareholders for approval as a result of the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                         REGARDING LENDING BY THE FUNDS

        Under the 1940 Act, each Fund's policy concerning lending must be fundamental. The Funds currently are subject to fundamental investment policies limiting their ability to make loans which state:

        EACH FUND EXCEPT THE SMALL COMPANY FUND AND THE UTILITY FUND:

        "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, corporate bonds, money market instruments, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Corporation's Articles of Incorporation."

        SMALL COMPANY FUND:

        "The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Corporation's Articles of Incorporation."

        UTILITY FUND:

        "The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies."

        In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental policies specifically permit such investments. In addition, the Funds' fundamental policies explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

        Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

        Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(G): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

        Under the 1940 Act, a Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

        The Funds currently are subject to fundamental investment policies prohibiting them from concentrating their investments in a single industry. These policies provide:

     EACH FUND EXCEPT THE FINANCIAL SERVICES FUND, GROWTH FUND AND UTILITY FUND:

        "The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities."

        FINANCIAL SERVICES FUND:

     "The Fund will not invest more than 25% of its total assets in securities of issuers having their principal business activities in one industry, except the financial services industry."

        GROWTH FUND:

        "The Fund will not invest 25% or more of the value of its total assets in any one industry other than investment companies, except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities."

        UTILITY FUND:

     "The Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in one industry, except the utilities industry."

        Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund, except the Financial Services Fund, the Growth Fund and the Utility Fund (which are discussed below), will provide:

        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

        The Company's Board has also approved related non-fundamental investment policies for each Fund, other than the Financial Services Fund, the Growth Fund and the Utility Fund, which will be adopted if the new fundamental policy is approved by shareholders. These policies provide that in applying the concentration restriction of the Funds: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

        In the case of the Financial Services Fund, the Growth Fund and the Utility Fund, it is proposed that each Fund adopt a variation of the standardized concentration policy described above that preserves each Fund's flexibility to continue to concentrate its investments in a particular industry (as provided under the Funds' current concentration policies). Upon the approval of each Fund's shareholders, the fundamental investment policy governing concentration by each of the three Funds will provide:

        FINANCIAL SERVICES FUND:

        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

        GROWTH FUND:

        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in investment company securities. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

        UTILITY FUND:

        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."

        The Company's Board has also approved related non-fundamental investment policies for the three Funds, which will be adopted if the new fundamental policies are approved by shareholders. These policies provide that in applying the concentration restrictions of the three Funds: (1) in the case of Financial Services Fund and the Growth Fund, utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) in the case of the Growth Fund and the Utility Fund, financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and
(3) in the case of each of the three Funds, asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(H):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN

        The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that each Fund's existing fundamental policy be replaced with a non-fundamental restriction. Each Fund's current policy provides:

        EACH FUND EXCEPT THE UTILITY FUND:

        "The Fund will not purchase any securities on margin, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin."

        UTILITY FUND:

        "The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities."

        The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Funds may engage in the same types of transactions as they are presently authorized to do. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, each Fund would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(I):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

        The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Company believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policies proposed to be eliminated, which state:

        EACH FUND EXCEPT THE SMALL COMPANY FUND AND THE UTILITY FUND:

        "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of securities options (and options on securities indexes) and (ii) initial or variation margin for futures contracts."

        SMALL COMPANY FUND:

        "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis."

        UTILITY FUND:

        "The Fund will not mortgage, pledge, or hypothecate securities, except when necessary for permissible borrowings. In those cases, it may pledge assets having a value of 15% of its assets taken at cost."

        The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Although the Utility Fund is eliminating its percentage limitation on pledging assets, the Fund intends, as a matter of operating policy, to engage in these transactions in the same manner as presently.

        Upon the approval of the elimination of the existing fundamental policies on pledging assets, each Fund would become subject to the following non-fundamental policy:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

          PROPOSAL #3: ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT

                   POLICIES REGARDING SELLING SECURITIES SHORT

THIS PROPOSAL PERTAINS TO EACH FUND EXCEPT THE UTILITY FUND.

        The Board has determined that the Funds' current fundamental investment policies pertaining to selling securities short are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including a policy prohibiting short sales of securities. As a consequence of those restrictions, each Fund adopted an investment policy that stated that "the Fund will not sell any securities short," and agreed that the policy would be changed only upon the approval of shareholders. Since the prohibition is no longer required under current law, and in order to maximize the Funds' flexibility in this area, the management of the Company has recommended, and the Board has determined, that the policies should be removed. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible or exchangeable for, those sold short.

        Upon the approval by shareholders of the Funds of Proposal #3, the existing fundamental investment restrictions on selling securities short will be eliminated. The Proposal will be voted on separately by each Fund, and the approval of the change by a Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING" below.)

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

              PROPOSAL #4: TO APPROVE AN AMENDMENT TO THE COMPANY'S

           ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS

     TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

        Mutual funds, such as the Company, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Company, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Incorporation by the Company in 1994, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Company's current Articles of Incorporation prohibit the Company from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the shareholders of the Company for their approval, an amendment to the Company's Articles of Incorporation which is described below. If the amendment is approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Special Meeting. The approval of the proposed amendment will require the affirmative vote of a majority of the aggregate number of shares entitled to be cast thereon.

         Shareholders are being asked to approve an amendment to the Company's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Company, or a class or series of the Company, and then redeem all outstanding shares of any series or class of the Company. Currently, a vote of shareholders is required to liquidate the Company, or a class or series thereof. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Company's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Incorporation as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Company, or a series or class thereof. If it is determined that it is no longer advisable to continue the Company, or a series or class thereof, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of the Company by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Company or any Fund.

        If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

        "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Company then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation, or any affected class or series thereof."

         In the event that the amendment to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Company as set forth above are not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Incorporation, and the Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                          INFORMATION ABOUT THE COMPANY

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under the Investment Company Act of 1940, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of each Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals pertaining to the election of Directors and the amendments to the Articles of Incorporation. Holders of one-third of the total number of outstanding shares of each Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

        For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE DIRECTORS

Officers and Directors of the Company own less than 1% of the Company's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds:

ASIA FUND:  [TO BE INSERTED]

EMERGING MARKETS FUND:  [TO BE INSERTED]

EUROPEAN FUND:  [TO BE INSERTED]

EQUITY FUND:  [TO BE INSERTED]

FINANCIAL SERVICES FUND:  [TO BE INSERTED]

GROWTH FUND:  [TO BE INSERTED]

INCOME FUND:  [TO BE INSERTED]

SMALL COMPANY FUND:  [TO BE INSERTED]

LATIN AMERICAN FUND:  [TO BE INSERTED]

UTILITY FUND:  [TO BE INSERTED]




DIRECTOR COMPENSATION

NAME AND POSITION                     AGGREGATE         TOTAL COMPENSATION PAID FROM FUND COMPLEX+
WITH COMPANY                         COMPENSATION
                                         FROM
                                      COMPANY1#
---------------------------------- -------------------- ---------------------------------------------

John F. Donahue*@                          $0              $0 for the Company and 54 other
Chairman and Director                                      investment companies in the Fund Complex

Thomas G. Bigley                       $1,416.84           $113,860.22 for the Company and 54
Director                                                   other investment companies in the Fund Complex

John T. Conroy, Jr.                    $1,558.76           $125,264.48 for the Company and 54
Director                                                   other investment companies in the Fund Complex

Nicholas P. Constantakis               $1,416.84           $47,958.02 for the Company and 29 other
Director                                                   investment companies in the Fund Complex

William J. Copeland                    $1,558.76           $125,264.48 for the Company and 54
Director                                                   other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*               $1,416.84           $113,860.22 for the Company and 54
Director                                                   other investment companies in the Fund Complex

Richard B. Fisher                          0              $0 for the Company and 6 other
President and Director                                     investment companies in the Fund Complex

Edward L. Flaherty, Esq.               $1,558.76           $125,264.48 for the Company and 54
Director                                                   other investment companies in the Fund Complex

Peter E. Madden                        $1,416.84           $113,860.22 for the Company and 54
Director                                                   other investment companies in the Fund Complex

Charles F. Mansfield, Jr.**                $0              $0 for the Company and 26 other
Director                                                   investment companies in the Fund Complex

John E. Murray, Jr., J.D.,             $1,416.84           $113,860.22 for the Company and 54
S.J.D.@                                                    other investment companies in the Fund
Director                                                   Complex

Wesley W. Posvar                      $1,416.84           $113,860.22 for the Company and 54
Director                                                   other investment companies in the Fund
                                                           Complex

Marjorie P. Smuts                      $1,416.84           $113,860.22 for the Company and 54
Director                                                   other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended November 30, 1998.

# The aggregate compensation is provided for the Company which is comprised of ten portfolios.

+ The information is provided for the last calendar year.

* This Director is deemed to be an "interested person" as defined in the 1940 Act.

     ** Mr. Mansfield became a Director of the Company on January 1, 1999. He did not receive any fees from the Fund Complex as of the last calendar year.

@ Member of the Executive Committee.

 If the Nominees are elected by shareholders at the Special Meeting, it is anticipated that these Directors will resign.

        During the fiscal year ended November 30, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

        The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Company has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls.

        Messrs. Conroy, Madden and Murray serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS AND INCUMBENT DIRECTORS OF THE COMPANY

        The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company, as well as the incumbent Directors of the Company who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Date Became an Officer and a Director:  January 26, 1994

     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice

President of the Company.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.

John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate:  June 23, 1937

Director

Date Became a Director:  January 26, 1994

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor

Pittsburgh, PA

Birthdate:  July 4, 1918

Director

Date Became a Director:  January 26, 1994

     Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly: Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous Positions: Director, United Refinery; Director, Forbes Fund; Chairman, Pittsburgh Foundation; Chairman,

Pittsburgh Civic Light Opera.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue

Suite 1111
Pittsburgh, PA

Birthdate:  October 11, 1932

Director

Date Became a Director:  January 26, 1994

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate:  May 17, 1923

President and Director

Date Became an Officer and a Director:  January 26, 1994

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Edward L. Flaherty, Jr., Esq.
Miller, Ament, Henny & Kochuba
205 Ross Street

Pittsburgh, PA

Birthdate:  June 18, 1924

Director

Date Became a Director:  January 26, 1994

Director or Trustee of the Federated Fund Complex; Attorney, of Counsel, Miller, Ament, Henny & Kochuba; Director, Emeritus, Eat'N Park Restaurants, Inc.; formerly: Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate:  March 16, 1942

Director

Date Became a Director:  January 26, 1994

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director,

Depository Trust Corporation.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh

Pittsburgh, PA

Birthdate:  September 14, 1925

Director

Date Became a Director:  January 26, 1994

Director or Trustee of the Federated Fund Complex; President, World Society of Ekistics (metropolitan planning), Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board; Trustee, Czech Management Center, Prague. Retired: Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate:  June 21, 1935

Director

Date Became a Director:  January 26, 1994

     Director   or   Trustee   of   the   Federated    Fund   Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; business owner.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

Date Became an Officer:  July 14, 1995

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc., Federated Investment Management Company and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Date Became an Officer:  July 14, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  January 26, 1994

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Director, Federated Investment Management Company and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions with Funds Financial Services Division of Federated Investors, Inc.

Henry A. Frantzen
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate:  November 28, 1942

Chief Investment Officer

Date Became an Officer:  November 19, 1998

Chief Investment Officer of the Company and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Vice President, Federated Investors, Inc.; formerly: Executive Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Chief Investment Officer/Manager, International Equities, Brown Brothers Harriman & Co.; Managing Director, BBH Investment Management Limited.

Drew J. Collins
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birthdate:  December 19, 1956

Vice President

Date Became an Officer:  November 19, 1998

Senior Vice President and Senior Portfolio Manager, Federated Global Investment Management Corp.; Formerly, Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995; Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994.

        None of the Officers of the Company received salaries from the Company during the fiscal year ended November 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

September 24, 1999

                          WORLD INVESTMENT SERIES, INC.

                       FEDERATED ASIA PACIFIC GROWTH FUND

                         FEDERATED EMERGING MARKETS FUND

                         FEDERATED EUROPEAN GROWTH FUND

                       FEDERATED GLOBAL EQUITY INCOME FUND

                    FEDERATED GLOBAL FINANCIAL SERVICES FUND

                       FEDERATED INTERNATIONAL GROWTH FUND

                    FEDERATED INTERNATIONAL HIGH INCOME FUND

                   FEDERATED INTERNATIONAL SMALL COMPANY FUND

                      FEDERATED LATIN AMERICAN GROWTH FUND

                          FEDERATED WORLD UTILITY FUND

INVESTMENT ADVISER

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

175 Water Street
New York, NY  10038-4965

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Asia Pacific Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR           [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                  YOUR VOTE IS IMPORTANT
                                                  Please complete, sign
                                                  and return this card
                                                  as soon as possible.

                                                  Dated

                                                  Signature

                                                  Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Emerging Markets Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                  YOUR VOTE IS IMPORTANT
                                                  Please complete, sign
                                                  and return this card
                                                  as soon as possible.

                                                  Dated

                                                  Signature

                                                  Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated European Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
               INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE
               ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL
               TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                 YOUR VOTE IS IMPORTANT
                                                 Please complete, sign
                                                 and return this card
                                                 as soon as possible.

                                                 Dated

                                                 Signature

                                                 Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Global Equity Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALS
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                 YOUR VOTE IS IMPORTANT
                                                 Please complete, sign
                                                 and return this card
                                                 as soon as possible.

                                                 Dated

                                                 Signature

                                                 Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Global Financial Services Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                 YOUR VOTE IS IMPORTANT
                                                 Please complete, sign
                                                 and return this card
                                                 as soon as possible.

                                                 Dated

                                                 Signature

                                                 Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                 YOUR VOTE IS IMPORTANT
                                                 Please complete, sign
                                                 and return this card
                                                 as soon as possible.

                                                 Dated

                                                 Signature

                                                 Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International High Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign
                                          and return this card
                                          as soon as possible.

                                          Dated

                                          Signature

                                          Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated International Small Company Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
               INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE
               ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL
               TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                               YOUR VOTE IS IMPORTANT
                                               Please complete, sign
                                               and return this card
                                               as soon as possible.

                                               Dated

                                               Signature

                                               Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Latin American Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3:    TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               SELLING SECURITIES SHORT
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                               YOUR VOTE IS IMPORTANT
                                               Please complete, sign
                                               and return this card
                                               as soon as possible.

                                               Dated

                                               Signature

                                               Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903,

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated World Utility Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Company"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLD INVESTMENT SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY

                             FOR            [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH
               AS DIRECTORS OF THE COMPANY
                             FOR            [   ]
                             AGAINST        [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

         2(A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(G) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4:    TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
               INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO LIQUIDATE
               ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL
               TO THE EXTENT PERMITTED UNDER MARYLAND LAW

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                             YOUR VOTE IS IMPORTANT
                                             Please complete, sign
                                             and return this card
                                             as soon as possible.

                                             Dated

                                             Signature

                                             Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM.